EXHIBIT 99.2

Supplemental Investor Package
_______________________________________________
Second Quarter 2011

Investor Contact:
Jennifer DiBerardino
Senior Vice President, Investor Relations and Treasurer
Tel:  973-948-1364
jennifer.diberardino@selective.com

Selective Insurance Group, Inc.
Selected Balance Sheet Data (unaudited)
($ in thousands, except per share amounts)

	June 30,				June 30,				December 31,
	2011				2010				2010
				Unrecognized/				Unrecognized/				Unrecognized/
	Balance		Market	Unrealized	Balance		Market	Unrealized	Balance		Market	Unrealized
	Sheet		Value	Gain/(Loss)	Sheet		Value	Gain/(Loss)	Sheet		Value	Gain/(Loss)
Invested Assets:
Corporate bonds1,3	$1,833,490		1,852,486	52,861	$1,286,319		1,307,263	42,693	$1,683,336		1,704,600	35,334
Gov't\ Municipal bonds3	1,762,325		1,793,729	91,461	2,045,946		2,073,991	94,726	1,873,730		1,894,436	77,913
Total bonds	3,595,815		3,646,215	144,322	3,332,265		3,381,254	137,419	3,557,066		3,599,036	113,247

Equities	136,577		136,577	8,390	60,988		60,988	1,129	69,636		69,636	11,597
Short-term investments	142,809		142,809	-	343,900		343,900	-	161,155		161,155	-
Other investments	132,137		132,137	(4,255)	153,475		153,475	(20,949)	137,865		137,865	(4,982)
Total invested assets	4,007,338		4,057,738	148,457	3,890,628		3,939,617	117,599	3,925,722		3,967,692	119,862

Invested assets per $ of stockholders' equity	3.64				3.71				3.67

Total assets	5,369,648				5,226,934				5,231,772

Liabilities:
Reserve for losses and loss expenses	2,898,592				2,805,841				2,830,058
Unearned premium reserve	858,627				856,931				823,596

Total liabilities	4,268,614				4,177,430				4,160,663

Stockholders' equity	1,101,034				1,049,504				1,071,109

Total debt to capitalization ratio	19.2%				20.0%				19.7%
Adjusted total debt to capitalization ratio 2	12.6%				13.1%				12.9%

Book value per share	20.33				19.65				19.95

Book value per share excluding
unrealized gain or loss on bond portfolio	19.20				18.57				19.09

NPW per insurance segment employee	760				754				761

Statutory premiums to surplus ratio	1.3	x			1.4	x			1.3	x

Statutory surplus	1,070,297				1,008,534				1,073,025

1 Includes mortgage-backed and asset-backed securities.
2 The adjusted debt to capitalization ratio reflects an estimated equity treatment of 90% applied to our $100 million Junior Subordinated Notes issued September 25, 2006 as applied by A.M. Best.
3 Certain prior year amounts were reclassified to conform with current year presentation.

Selective Insurance Group, Inc.
Selected Income Statement Data (unaudited)
June 2011		Three Months Ended June 30,				Six Months Ended June 30,
($ in thousands, except per share amounts)		2011		2010		2011		2010
			Per diluted share		Per diluted share		Per diluted share		Per diluted share
Consolidated
Revenue		$399,570		$387,718		$803,026		$780,830
Operating income		930	0.01	22,212	0.41	18,735	0.34	28,847	0.53
Net realized gains (losses), after tax		1,395	0.03	(2,121)	(0.04)	5,139	0.09	(2,163)	(0.04)
Income from continuing operations		2,325	0.04	20,091	0.37	23,874	0.43	26,684	0.49
Loss on discontinued operations, after tax		-	-	(1,325)	(0.02)	-	-	(2,115)	(0.04)
Net income		2,325	0.04	18,766	0.35	23,874	0.43	24,569	0.45
Operating return on equity		0.3%		8.6%		3.5%		5.6%

Insurance Operations
Gross premiums written		449,132		415,860		878,127		848,938
Net premiums written		374,503		353,524		736,338		721,615
Net premiums earned		355,580		352,190		706,923		708,392
Underwriting loss	- before tax	(32,682)		(3,161)		(43,766)		(17,766)
	- after tax	(21,243)	(0.39)	(2,055)	(0.04)	(28,448)	(0.52)	(11,548)	(0.21)
GAAP combined ratio		109.2%		100.9%		106.2%		102.5%

Commercial lines
Net premiums earned		290,295		293,001		577,058		590,909
GAAP combined ratio		107.7%		98.9%		104.7%		101.3%
Personal lines
Net premiums earned		65,285		59,189		129,865		117,483
GAAP combined ratio		115.9%		110.9%		112.8%		108.6%

Investments
Net investment income	- before tax	39,345		36,545		82,818		71,251
	- after tax	29,420	0.53	27,928	0.51	61,545	1.12	54,753	1.01
Effective tax rate		25.2%		23.6%		25.7%		23.2%
Annual after-tax yield on investment portfolio						3.1%		2.9%
Annual after-tax, after-interest expense yield						2.8%		2.5%
Invested assets per $ of stockholders' equity						3.64		3.71

Other expenses (net of other income)
Interest expense	- before tax	(4,559)		(4,655)		(9,116)		(9,497)
	- after tax	(2,963)	(0.05)	(3,026)	(0.06)	(5,925)	(0.11)	(6,173)	(0.11)

Other - after tax		$(4,284)	(0.08)	$(635)	-	$(8,437)	(0.15)	$(8,185)	(0.16)

Diluted weighted avg shares outstanding		55,135		54,361		55,092		54,289

Selective Insurance Group, Inc. and Consolidated Subsidiaries
GAAP Investment Income
(unaudited)
($ in thousands)

	For the three months ended		%	Year to Date		%
	June	June	Increase	June	June	Increase
	2011	2010	(Decrease)	2011	2010	(Decrease)
Investment Income:
Interest:
Fixed Maturity Securities	$32,752	32,977	(1)	65,875	66,173	(0)
Short-term	33	133	(75)	95	233	(59)
Alternative Investments	7,900	4,868	62	19,541	8,763	123
Dividends	785	480	64	1,102	932	18
Miscellaneous	22	16	38	47	53	(11)
	41,492	38,474	8	86,660	76,154	14

Investment Expense	2,147	1,929	11	3,842	4,903	(22)

Net Investment Income Before Tax	39,345	36,545	8	82,818	71,251	16

Tax	9,925	8,617	15	21,273	16,498	29

Net Investment Income After Tax	29,420	27,928	5	$61,545	54,753	12

Net Investment Income per Share	$0.53	0.51	4	$1.12	1.01	11

Effective Tax Rate	25.2%	23.6%		25.7%	23.2%

Average Yields :

Fixed Maturity Securities:
Pre Tax				3.52%	3.71%
After Tax				2.71%	2.91%

Portfolio:
Pre Tax				4.18%	3.72%
After Tax				3.10%	2.85%

	For the three months ended			Year to date:
	June	June		June	June
Net Realized Gains (Losses)	2011	2010		2011	2010
Fixed Maturities	1,678	(12,586)		1,235	(16,597)
Equity Securities	468	9,322		6,671	13,269
Total	2,146	(3,264)		7,906	(3,328)
Net of Tax	1,395	(2,121)		5,139	(2,163)

As of June 30, 2011 new money rates for taxable fixed maturity securities were 2.51% on a pre-tax basis and 1.63% on an after-tax basis.

Selective Insurance Group, Inc.
2011 Statutory Results by Line of Business
2nd Qtr 2011 (unaudited)
($ in thousands)

	Net		Net				Underwriting	Dividends to
	Premiums	Percent	Premiums	Percent	Loss	LAE	Expense	Policyholders	Combined Ratio	Combined Ratio	Underwriting
	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2011	2010	Gain/(Loss)
Personal Lines:

Homeowners	$28,713	14.3%	$25,060	18.6%	87.8%	9.7%	29.5%	0.0%	127.0%	108.3%	$(7,851)
Auto	39,222	1.9%	37,189	5.5%	73.8%	10.9%	30.1%	0.0%	114.8%	112.5%	(6,116)
Other (including flood)	3,263	7.4%	3,036	7.7%	93.9%	(17.8)%	(52.9)%	0.0%	23.2%	39.0%	2,452
Total	$71,198	6.8%	$65,285	10.3%	80.1%	9.1%	26.1%	0.0%	115.3%	107.6%	$(11,514)

Commercial Lines:

Commercial property	$49,050	(0.9)%	$47,877	(4.8)%	87.5%	5.7%	37.7%	0.0%	130.9%	90.3%	$(15,222)
Workers compensation	66,705	16.3%	63,855	2.9%	71.4%	16.0%	26.6%	2.3%	116.3%	127.4%	(11,163)
General liability	90,463	8.3%	85,672	2.0%	52.6%	16.7%	33.7%	0.0%	103.0%	93.5%	(4,183)
Auto	72,740	(0.0)%	69,199	(5.4)%	53.4%	7.4%	31.7%	0.0%	92.5%	87.9%	4,084
Business owners policies	16,675	3.5%	16,407	1.6%	67.5%	13.2%	39.6%	0.0%	120.3%	125.0%	(3,438)
Bonds	5,114	(0.6)%	4,725	(2.1)%	19.2%	8.3%	61.4%	0.0%	88.9%	76.0%	286
Other	2,558	3.1%	2,561	1.8%	0.0%	0.2%	43.9%	0.0%	44.1%	45.8%	1,433
Total	$303,305	5.7%	$290,295	(0.9)%	62.5%	12.0%	33.2%	0.5%	108.2%	99.9%	$(28,202)

Grand Total	$374,503	5.9%	$355,580	1.0%	65.7%	11.5%	31.9%	0.4%	109.5%	101.0%	$(39,716)

Note: Some amounts may not foot due to rounding.

		2011	2010
	Losses Paid	$208,085	$187,347
	LAE Paid	39,894	38,508
	Total Paid	$247,979	$225,855

Selective Insurance Group, Inc.
2011 Statutory Results by Line of Business
June 2011 YTD (unaudited)
($ in thousands)

	Net		Net				Underwriting	Dividends to
	Premiums	Percent	Premiums	Percent	Loss	LAE	Expense	Policyholders	Combined Ratio	Combined Ratio	Underwriting
	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2011	2010	Gain/(Loss)
Personal Lines:

Homeowners	$50,908	17.3%	$49,615	19.2%	78.9%	8.8%	31.6%	0.0%	119.3%	111.2%	$(9,989)
Auto	75,617	2.4%	74,151	6.6%	74.8%	11.1%	30.9%	0.0%	116.8%	114.0%	(12,902)
Other (including flood)	6,173	10.3%	6,099	(3.2)%	84.7%	(16.8)%	(47.0)%	0.0%	20.9%	(0.3)%	4,857
Total	$132,699	8.0%	$129,865	10.5%	76.8%	8.9%	27.6%	0.0%	113.3%	107.3%	$(18,034)

Commercial Lines:

Commerical property	$97,380	(2.3)%	$96,070	(4.5)%	65.6%	5.6%	37.5%	0.1%	108.8%	99.3%	$(8,915)
Workers compensation	134,473	3.8%	126,381	(0.3)%	76.0%	16.0%	25.4%	2.1%	119.5%	121.7%	(26,708)
General liability	179,235	3.6%	168,238	(0.6)%	51.4%	17.1%	33.2%	0.0%	101.7%	93.2%	(6,459)
Auto	144,469	(2.6)%	138,869	(5.8)%	54.9%	6.4%	31.0%	0.1%	92.4%	89.4%	8,858
Business owners policies	33,143	(0.3)%	32,892	1.4%	63.7%	13.4%	39.0%	0.0%	116.1%	129.5%	(5,409)
Bonds	9,635	(2.1)%	9,492	0.6%	12.9%	6.9%	61.2%	0.0%	81.0%	84.0%	1,713
Other	5,303	1.8%	5,117	1.9%	2.2%	0.2%	43.2%	0.0%	45.6%	46.6%	2,704
Total	$603,639	0.8%	$577,058	(2.3)%	59.6%	11.9%	32.4%	0.5%	104.4%	100.8%	$(34,215)

Grand Total	$736,338	2.0%	$706,923	(0.2)%	62.8%	11.3%	31.6%	0.4%	106.1%	101.9%	$(52,249)

Note: Some amounts may not foot due to rounding.

		2011	2010
	Losses Paid	$396,926	$369,570
	LAE Paid	77,908	74,602
	Total Paid	$474,834	$444,172

SELECTIVE INSURANCE GROUP, INC.	Unaudited
CONSOLIDATED BALANCE SHEETS	June 30,	December 31,
($ in thousands, except share amounts)	2011	2010
ASSETS
Investments:
Fixed maturity securities, held-to-maturity – at carrying value
(fair value: $1,120,977 – 2011; $1,256,294 – 2010)	$1,070,578	1,214,324
Fixed maturity securities, available-for-sale – at fair value
(amortized cost: $2,442,579 – 2011; $2,285,988 – 2010)	2,525,237	2,342,742
Equity securities, available-for-sale – at fair value
(cost of: $128,187 – 2011; $58,039 – 2010)	136,577	69,636
Short-term investments (at cost which approximates fair value)	142,809	161,155
Other investments	132,137	137,865
Total investments	4,007,338	3,925,722
Cash	185	645
Interest and dividends due or accrued	36,596	37,007
Premiums receivable, net of allowance for uncollectible
accounts of: $4,054 – 2011; $4,691 – 2010	467,122	414,105
Reinsurance recoverables, net	338,122	318,752
Prepaid reinsurance premiums	115,943	110,327
Current federal income tax	7,304	11,200
Deferred federal income tax	87,899	93,234
Property and equipment – at cost, net of accumulated
depreciation and amortization of: $156,209 – 2011; $151,704 – 2010	39,998	41,775
Deferred policy acquisition costs	216,185	209,627
Goodwill	7,849	7,849
Other assets	45,107	61,529
Total assets	$5,369,648	5,231,772

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Reserve for losses and loss expenses	$2,898,592	2,830,058
Unearned premiums	858,627	823,596
Notes payable	262,346	262,333
Accrued salaries and benefits	100,378	100,933
Other liabilities	148,671	143,743
Total liabilities	$4,268,614	4,160,663

Stockholders’ Equity:
Preferred stock of $0 par value per share:
Authorized shares: 5,000,000; no shares issued or outstanding	$-	-
Common stock of $2 par value per share
Authorized shares: 360,000,000
Issued: 96,987,900 – 2011; 96,362,667 – 2010	193,976	192,725
Additional paid-in capital	252,189	244,613
Retained earnings	1,185,659	1,176,155
Accumulated other comprehensive income	21,144	7,024
Treasury stock – at cost (shares: 42,823,108 – 2011; 42,686,204 – 2010)	(551,934)	(549,408)
Total stockholders’ equity	1,101,034	1,071,109
Commitments and contingencies
Total liabilities and stockholders’ equity	$5,369,648	5,231,772

SELECTIVE INSURANCE GROUP, INC.
UNAUDITED CONSOLIDATED STATEMENTS OF INCOME	Quarter ended		Six Months ended
	June 30,		June 30,
($ in thousands, except per share amounts)	2011	2010	2011	2010
Revenues:
Net premiums earned	$355,580	352,190	706,923	708,392
Net investment income earned	39,345	36,545	82,818	71,251
Net realized gains (losses):
Net realized investment gains	2,315	2,920	8,705	11,096
Other-than-temporary impairments	163	(6,162)	(369)	(12,235)
Other-than-temporary impairments on fixed maturity securities
recognized in other comprehensive income	(332)	(22)	(430)	(2,189)
Total net realized gains (losses)	2,146	(3,264)	7,906	(3,328)
Other income	2,499	2,247	5,379	4,515
Total revenues	399,570	387,718	803,026	780,830

Expenses:
Losses and loss expenses incurred	274,555	239,980	523,761	494,123
Policy acquisition costs	113,843	116,099	227,273	232,101
Interest expense	4,559	4,655	9,116	9,497
Other expenses	5,392	4,136	13,883	14,614
Total expenses	398,349	364,870	774,033	750,335

Income from continuing operations, before federal income tax	1,221	22,848	28,993	30,495

Federal income tax (benefit) expense:
Current	3,111	1,322	7,387	10,166
Deferred	(4,215)	1,435	(2,268)	(6,355)
Total federal income tax (benefit) expense	(1,104)	2,757	5,119	3,811

Net income from continuing operations	2,325	20,091	23,874	26,684

Loss on disposal of discontinued operations, net of tax of $(713)
for Second Quarter 2010 and $(1,139) for Six Months 2010	-	(1,325)	-	(2,115)

Net income	$2,325	18,766	23,874	24,569

Earnings per share:
Basic net income from continuing operations	$0.04	0.37	0.44	0.50
Basic net loss from disposal of discontinued operations	-	(0.02)	-	(0.04)
Basic net income	$0.04	0.35	0.44	0.46

Diluted net income from continuing operations	$0.04	0.37	0.43	0.49
Diluted net loss from disposal of discontinued operations	-	(0.02)	-	(0.04)
Diluted net income	$0.04	0.35	0.43	0.45

Dividends to stockholders	$0.13	0.13	0.26	0.26

SELECTIVE INSURANCE GROUP, INC.
UNAUDITED CONSOLIDATED STATEMENTS OF
STOCKHOLDERS’ EQUITY
	Six Months ended June 30,
($ in thousands, except per share amounts)	2011		2010
Common stock:
Beginning of year	$192,725		191,646
Dividend reinvestment plan
(shares: 47,488 – 2011; 53,272 – 2010)	95		107
Stock purchase and compensation plans
(shares: 577,745 – 2011; 218,525 – 2010)	1,156		437
End of period	193,976		192,190

Additional paid-in capital:
Beginning of year	244,613		231,933
Dividend reinvestment plan	716		733
Stock purchase and compensation plans	6,860		6,675
End of period	252,189		239,341

Retained earnings:
Beginning of year	1,176,155		1,138,978
Net income	23,874	23,874	24,569	24,569
Dividends to stockholders ($0.26 per share – 2011 and 2010)	(14,370)		(14,160)
End of period	1,185,659		1,149,387

Accumulated other comprehensive income (loss):
Beginning of year	7,024		(12,460)
Other comprehensive income, increase in:
Unrealized gains on investment securities:
Non-credit portion of other-than-temporary impairment losses
recognized in other comprehensive income, net of deferred income tax	389		3,830
Other net unrealized gains on investment securities, net of
deferred income tax	12,246		25,044
Total unrealized gains on investment securities	12,635	12,635	28,874	28,874
Defined benefit pension plans, net of deferred income tax	1,485	1,485	1,412	1,412
End of period	21,144		17,826
Comprehensive income		37,994		54,855

Treasury stock:
Beginning of year	(549,408)		(547,722)
Acquisition of treasury stock
(shares: 136,904 – 2011; 97,816 – 2010)	(2,526)		(1,518)
End of period	(551,934)		(549,240)
Total stockholders’ equity	$1,101,034		1,049,504

SELECTIVE INSURANCE GROUP, INC.
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOW	Six Months ended
	June 30,
($ in thousands)	2011	2010
Operating Activities
Net income	$23,874	24,569

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	16,261	14,805
Loss on disposal of discontinued operations	-	2,115
Stock-based compensation expense	5,286	5,762
Undistributed income of equity method investments	(726)	(4,841)
Net realized (gains) losses	(7,906)	3,328

Changes in assets and liabilities:
Increase in reserves for losses and loss expenses, net of reinsurance recoverables	49,164	48,870
Increase in unearned premiums, net of prepaid reinsurance and advance premiums	30,183	13,252
Decrease (increase) in net federal income tax recoverable	1,628	(9,380)
Increase in premiums receivable	(53,017)	(22,519)
(Increase) decrease in deferred policy acquisition costs	(6,558)	401
Decrease (increase) in interest and dividends due or accrued	514	(206)
Decrease in accrued salaries and benefits	(555)	(80)
Decrease in accrued insurance expenses	(7,045)	(10,003)
Other-net	8,694	(7,862)
Net adjustments	35,923	33,642
Net cash provided by operating activities	59,797	58,211

Investing Activities
Purchase of fixed maturity securities, available-for-sale	(252,529)	(396,076)
Purchase of equity securities, available-for-sale	(123,141)	(30,974)
Purchase of other investments	(7,715)	(11,150)
Purchase of short-term investments	(694,764)	(956,904)
Sale of subsidiary	670	788
Sale of fixed maturity securities, available-for-sale	64,104	128,110
Sale of short-term investments	713,111	826,853
Redemption and maturities of fixed maturity securities, held-to-maturity	99,560	171,900
Redemption and maturities of fixed maturity securities, available-for-sale	66,805	165,513
Sale of equity securities, available-for-sale	59,663	56,247
Distributions from other investments	14,046	15,152
Sale of other investments	16,357	-
Purchase of property and equipment	(2,843)	(2,570)
Net cash used in investing activities	(46,676)	(33,111)

Financing Activities
Dividends to stockholders	(13,225)	(12,999)
Acquisition of treasury stock	(2,526)	(1,518)
Principal payment of notes payable	-	(12,300)
Net proceeds from stock purchase and compensation plans	2,355	2,310
Excess tax benefits from share-based payment arrangements	(185)	(813)
Net cash used in financing activities	(13,581)	(25,320)
Net decrease in cash	(460)	(220)
Cash, beginning of year	645	811
Cash, end of period	$185	591

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
Unaudited Statutory Balance Sheets
($ in thousands)

	Jun-30	Jun-30	Dec-31
	2011	2010	2010

ASSETS
Bonds	$3,488,872	3,236,928	3,482,204
Common stocks	136,577	60,988	69,636
Affiliated mortgage loan	38,462	39,100	38,785
Other investments	162,290	189,732	174,067
Short-term investments	102,166	298,333	111,021
Total investments	3,928,367	3,825,081	3,875,713

Cash on hand and in banks	(38,996)	(26,759)	(30,343)
Interest and dividends due and accrued	36,703	35,023	37,172
Premiums receivable	465,437	465,844	410,809
Reinsurance recoverable on paid losses and expenses	5,204	5,617	5,013
Federal income tax recoverable	-	12,297	-
Deferred tax recoverable	131,197	125,759	133,100
EDP equipment	1,097	1,418	1,409
Equities and deposits in pools and associations	5,814	7,195	6,681
Receivable for sold securities	14	226	16,738
Other assets	29,475	28,796	30,164
Total assets	$4,564,312	4,480,497	4,486,456

LIABILITIES
Reserve for losses	$2,158,586	2,117,435	2,111,557
Reinsurance payable on paid loss and loss expense	886	1,000	1,030
Reserve for loss expenses	403,575	404,130	401,508
Unearned premiums	742,684	752,547	713,268
Reserve for commissions payable	40,309	38,555	43,590
Ceded balances payable	11,885	11,064	12,835
Federal income tax payable	4,884	-	1,645
Premium and other taxes payable	19,696	22,968	23,466
Borrowed money	13,017	13,017	13,018
Reserve for dividends to policyholders	3,197	3,307	2,390
Reserves for unauthorized reinsurance	1,811	1,013	1,811
Payable for securities	9,026	21,774	5,028
Funds withheld on account of others	5,156	4,433	7,015
Accrued salaries and benefits	63,729	65,003	61,353
Other liabilities	15,574	15,717	13,917
Total liabilities	3,494,015	3,471,963	3,413,431

POLICYHOLDERS' SURPLUS
Capital	28,325	28,325	28,325
Aggregate write-ins for special surplus funds	38,940	36,418	40,521
Paid in surplus	255,792	255,792	255,792
Unassigned surplus	747,240	687,999	748,387
Total policyholders' surplus	1,070,297	1,008,534	1,073,025
Total liabilities and policyholders' surplus	$4,564,312	4,480,497	4,486,456

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
Unaudited Statutory Statements Of Income
($ in thousands)

	Three Months Ended				Six Months Ended
	June				June

UNDERWRITING	2011		2010		2011		2010

Net premiums written	$374,503		353,524		736,338		721,615

Net premiums earned	355,580		352,190		706,923		708,392

Net losses paid	208,085		187,347		396,926		369,570
Change in reserve for losses	25,695		12,012		47,029		45,059
Net losses incurred	233,780	65.7%	199,359	56.6%	443,955	62.8%	414,629	58.5%
Net loss expenses paid	39,894		38,508		77,908		74,602
Change in reserve for loss expenses	975		2,090		2,067		4,673
Net loss expenses incurred	40,869	11.5%	40,598	11.5%	79,975	11.3%	79,275	11.2%
Net underwriting expenses incurred	120,322	32.2%	116,681	33.0%	235,131	32.0%	231,832	32.1%
Total deductions	394,971		356,638		759,061		725,736
Statutory underwriting loss	(39,391)		(4,448)		(52,138)		(17,344)

Net loss from premium balances charged off	(1,345)		(1,325)		(2,703)		(2,846)
Finance charges and other income	2,481		2,319		5,339		4,678
Total other income	1,136	-0.3%	994	-0.3%	2,636	-0.4%	1,832	-0.2%
Policyholders' dividends incurred	(1,461)	0.4%	(644)	0.2%	(2,747)	0.4%	(2,139)	0.3%
Total underwriting loss	(39,716)	109.5%	(4,098)	101.0%	(52,249)	106.1%	(17,651)	101.9%

INVESTMENT
Net investment income earned	41,321		33,708		82,579		66,909
Net realized gain / (loss)	2,117		(3,217)		7,877		(3,265)
Total income before income tax	3,722		26,393		38,207		45,993
Federal income tax expense	3,014		4,816		12,284		16,314

Net income	$708		21,577		25,923		29,679

Policyholders' Surplus
Surplus, beginning of period	$1,083,848		993,981		1,073,025		981,955

Net income	708		21,577		25,923		29,679
Change in deferred tax	473		(124)		920		8,059
Change in unrealized gains	(1,211)		(197)		(1,160)		6,921
Dividends to stockholders	(14,506)		(12,002)		(29,012)		(24,005)
Change in non-admitted assets	(602)		3,822		2,182		3,835
Change in additional admitted deferred tax	1,587		1,853		(1,581)		2,466
Surplus adjustments	-		(376)		-		(376)

Net change in surplus for period	(13,551)		14,553		(2,728)		26,579

Surplus, end of period	$1,070,297		1,008,534		1,070,297		1,008,534

Statutory underwriting loss	$(39,716)		(4,098)		(52,249)		(17,651)

Adjustments under GAAP:
Deferred policy acquisition costs	5,940		623		6,558		(401)
Pension costs	902		140		1,805		536
Other, net	192		174		120		(250)
GAAP underwriting loss	$(32,682)		(3,161)		(43,766)		(17,766)

Note: Some amounts or ratios may not foot due to rounding.

Certain amounts have been reclassified to conform to the current year's presentation.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Alternative Investments
as of June 30, 2011
(unaudited)

	Inception	Original	Remaining	Current	YTD	DPI(1)	TVPI(2)
Fund	Year	Commitment	Commitment	Market Value	Income	Ratio	Ratio
Real Estate
Silverpeak RE II	2005	20,000,000	2,542,543	12,235,492	1,478,082	0.37	0.97
Silverpeak RE III	2008	15,000,000	8,127,743	3,406,108	(27,975)	0.01	0.51
Total - Real Estate		35,000,000	10,670,286	15,641,600	1,450,107	0.28	0.85
Mezzanine Financing
Neovara Euro Mezz	2004	9,000,000	-	1,558,850	(350,060)	0.95	1.07
GS Mezz V	2007	25,000,000	15,864,537	8,567,266	1,410,620	0.57	1.23
Total - Mezz. Financing		34,000,000	15,864,537	10,126,116	1,060,560	0.76	1.15
Distressed Debt
Varde VIII	2006	10,000,000	-	9,756,384	446,869	0.22	1.20
GS Distressed Opp III	2007	15,000,000	3,389,313	10,112,036	946,815	0.18	0.99
Total - Distressed Debt		25,000,000	3,389,313	19,868,420	1,393,684	0.20	1.08
Private Equity
Prospector	1997	5,000,000	-	411,473	29	2.79	2.88
Trilantic Capital Partners III	2004	10,000,000	1,187,138	4,084,002	1,505,734	1.27	1.71
NB Co-Invest	2006	15,000,000	2,448,083	9,347,284	1,624,309	0.53	1.22
Trilantic Capital Partners IV	2007	11,098,351	4,330,269	4,942,835	627,664	0.47	1.17
Total - Private Equity		41,098,351	7,965,491	18,785,594	3,757,736	1.04	1.58
Private Equity, Secondary Market
NB SOF	2005	12,000,000	899,494	6,910,380	865,658	0.60	1.22
GS Vintage IV	2007	20,000,000	5,377,943	14,812,462	2,755,341	0.35	1.17
NB SOF II	2008	12,000,000	6,056,974	5,878,294	1,095,308	0.40	1.37
Total - Pvt. Eq. Sec. Mkt.		44,000,000	12,334,412	27,601,136	4,716,307	0.44	1.22
Energy/Power Generation
ArcLight I	2002	15,000,000	1,655,505	349,192	1,176,763	1.80	1.82
ArcLight II	2003	15,000,000	2,295,492	3,896,640	1,229,973	1.15	1.36
ArcLight III	2006	15,000,000	2,037,794	10,564,716	1,683,187	0.58	1.25
Quintana Energy	2006	10,000,000	1,902,067	8,412,228	1,119,876	0.09	1.12
ArcLight IV	2007	10,000,000	2,404,868	6,639,256	629,672	0.52	1.20
Total - Energy/Power Generation		65,000,000	10,295,726	29,862,032	5,839,471	0.96	1.39
Venture Capital
Venture V	2001	10,000,000	1,100,000	7,666,292	1,323,084	0.27	1.13
Total - Venture Capital		10,000,000	1,100,000	7,666,292	1,323,084	0.27	1.13
TOTAL - ALTERNATIVE INVESTMENTS		$254,098,351	61,619,764	129,551,190	19,540,949	0.68	1.26
(1) Distributed to paid in ratio
(2) Total value to paid in ratio
Note: Some amounts may not foot due to rounding

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Municipal Bond Portfolio
State and Repayment Source Composition
June 30, 2011
($s  in thousands)
(unaudited)

Exposure = 60% Held-to-Maturity; 40% Available-for-Sale

Repayment Source Composition by State
Market Values
State	Revenue	% of State	General Obligation (GO)-Local	% of State	General Obligation (GO)-State	% of State	TX - Permanent School Fund (PSF)	% of State	Total	% of Total
TX	59,425	57%	44,113	42%	1,056	1%	-	0%	104,594	8%
TX-PSF	-	0%	-	0%	-	0%	41,637	100%	41,637	3%
WA	45,122	50%	45,866	50%	-	0%	-	0%	90,988	7%
AZ	68,695	91%	6,837	9%	-	0%	-	0%	75,532	6%
FL	69,155	100%	-	0%	-	0%	-	0%	69,155	5%
NC	23,385	34%	23,474	34%	22,266	32%	-	0%	69,125	5%
NY	67,348	100%	-	0%	-	0%	-	0%	67,348	5%
OH	33,343	61%	13,687	25%	7,345	14%	-	0%	54,375	4%
MN	6,797	13%	5,156	10%	41,240	77%	-	0%	53,193	4%
IL	28,388	59%	19,856	41%	-	0%	-	0%	48,244	3%
CO	16,885	36%	28,535	60%	1,847	4%	-	0%	47,267	3%
Pre-refunded	36,457	58%	16,818	27%	5,389	8%	4,664	7%	63,328	5%
Other	379,770	66%	123,111	21%	76,479	13%	-	0%	579,360	42%
Grand Total	834,770	61%	327,453	24%	155,622	12%	46,301	3%	1,364,146	100%

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Credit Quality of Available-for-Sale Fixed Maturity Securities
June 30, 2011
($ in millions)
(unaudited)

	Fair Value	Unrealized Gain (Loss)	Average Credit Quality

AFS Fixed Maturity Portfolio:
U.S. government obligations1	$296.9	8.2	AAA
Foreign government obligations	30.1	0.3	AA
State and municipal obligations	542.6	29.7	AA+
Corporate securities	1,078.5	31.4	A
Mortgage-backed securities ("MBS")	498.9	12.5	AA+
Asset-backed securities ("ABS")	78.2	0.6	AAA
Total AFS fixed maturity portfolio	$2,525.2	82.7	AA

State and Municipal Obligations:
Government obligations	$294.9	16.6	AA+
Special revenue obligations	247.7	13.1	AA
Total state and municipal obligations	$542.6	29.7	AA+

Corporate Securities:
Financial	$344.4	8.7	A+
Industrials	81.2	4.4	A
Utilities	68.5	1.1	A-
Consumer discretion	85.0	2.0	A-
Consumer staples	118.0	3.5	A
Healthcare	141.9	5.2	AA-
Materials	52.9	1.3	A-
Energy	56.6	2.1	A
Information technology	70.7	1.1	A+
Telecommunications services	44.1	0.8	BBB+
Other	15.2	1.2	AA+
Total corporate securities	$1,078.5	31.4	A

MBS:
Government guaranteed agency commercial mortgage-backed securities ("CMBS")	$72.3	3.6	AAA
Non-agency CMBS	36.8	(0.2)	A-
Government guaranteed agency residential mortgage-backed securities ("RMBS")	94.7	3.9	AAA
Other agency RMBS	250.6	5.5	AAA
Non-agency RMBS	36.1	(0.3)	BBB-
Alternative-A ("Alt-A") RMBS	8.4	-	AA+
Total MBS	$498.9	12.5	AA+

ABS:
ABS	$77.4	0.7	AAA
Sub-prime ABS2,3	0.8	(0.1)	D
Total ABS	$78.2	0.6	AAA

1 U.S. Government includes coporate securities fully guaranteed by the FDIC.
2 We define sub-prime exposure as exposure to direct and indirect investments in non-agency residential mortgages with average FICO® scores below 650.
3 Sub-prime ABS consists of one security that is currently expected by rating agencies to default on its obligations.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Credit Quality of Held-to-Maturity Securities
June 30, 2011
($ in millions)
(unaudited)

	Fair Value	Carry Value	Unrecognized Holding Gain (Loss)	Unrealized Gain (Loss) in Accumulated Other Comprehensive Income	Total Unrealized Unrecognized Gain (Loss)	Average Credit Quality

HTM Fixed Maturity Portfolio:
U.S. government obligations1	$97.1	90.8	6.3	4.3	10.6	AAA
Foreign government obligations	5.5	5.6	(0.1)	0.3	0.2	AA+
State and municipal obligations	821.5	796.3	25.2	17.3	42.5	AA
Corporate securities	77.7	69.7	8.0	(3.0)	5.0	A
Mortgage-backed securities	109.9	100.2	9.7	(5.3)	4.4	AA+
Asset-backed securities	9.3	8.0	1.3	(2.3)	(1.0)	A-
Total HTM fixed maturity portfolio	$1,121.0	1,070.6	50.4	11.3	61.7	AA

State and Municipal Obligations:
Government obligations	$234.5	227.2	7.3	8.1	15.4	AA
Special revenue obligations	587.0	569.1	17.9	9.2	27.1	AA
Total state and municipal obligations	$821.5	796.3	25.2	17.3	42.5	AA

Corporate Securities:
Financial	$21.7	18.5	3.2	(2.0)	1.2	A-
Industrials	20.7	18.0	2.7	(0.8)	1.9	A
Utilities	17.0	16.0	1.0	(0.1)	0.9	A
Consumer discretion	7.3	7.0	0.3	0.1	0.4	AA-
Consumer staples	5.3	5.0	0.3	-	0.3	A
Materials	2.1	1.9	0.2	(0.1)	0.1	BBB
Energy	3.6	3.3	0.3	(0.1)	0.2	BBB-
Total corporate securities	$77.7	69.7	8.0	(3.0)	5.0	A

MBS:
Government guaranteed agency CMBS	$5.2	5.0	0.2	-	0.2	AAA
Non-agency CMBS	38.7	31.6	7.1	(6.2)	0.9	AA
Government guaranteed agency RMBS	7.5	6.9	0.6	(0.1)	0.5	AAA
Other agency RMBS	58.4	56.6	1.8	1.0	2.8	AAA
Non-agency RMBS	0.1	0.1	-	-	-	BBB
Total MBS	$109.9	100.2	9.7	(5.3)	4.4	AA+

ABS:
ABS	$6.4	5.5	0.9	(0.7)	0.2	BBB+
Alt-A ABS	2.9	2.5	0.4	(1.6)	(1.2)	AA-
Total ABS	$9.3	8.0	1.3	(2.3)	(1.0)	A-

1 U.S. Government includes coporate securities fully guaranteed by the FDIC.